Exhibit 99.30

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-I

KEY PERFORMANCE FACTORS
February 28, 2001



Expected B Maturity 10/16/2001


Blended Coupon 5.8917%


Excess Protection Level
3 Month Average   4.78%
February, 2001   7.36%
January, 2001   6.76%
December, 2000   0.20%


Cash Yield19.48%


Investor Charge Offs 4.62%


Base Rate 7.50%


Over 30 Day Delinquency 5.13%


Seller's Interest 8.26%


Total Payment Rate13.44%


Total Principal Balance$57,174,868,500.05


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,724,177,938.56